Exhibit 10.1

               THIRD MODIFICATOIN TO THE ADDITIONAL LOAN AGREEMENT

    Extension of and Third Modification to the Additional Loan Agreement and
                              Additional Loan Note

This Extension of and Third Modification to the Additional Loan Agreement and Additional Loan Note dated as of September 1, 2002 is entered into among George Krupp, an individual, Douglas Krupp, an individual and Krupp GP, Inc., a Massachusetts corporation (collectively, the "Borrowers") and Krupp Government Income Trust, a Massachusetts business trust (the "Holder").

Whereas, the Borrowers and the Holder have entered into the Additional Loan Agreement (the "Agreement") dated December 28, 1990, the Additional Loan Note (the "Note") dated December 28, 1990, the Modification Agreement dated May 1997 and the Extension of and Second Modification to the Additional Loan Agreement and Additional Loan Note dated July 1, 2002 (the "Second Modification");

Whereas, in accordance with the terms of the Agreement, the Note, the Modification Agreement and the Second Modification, unless extended, the terms of the Agreement, the Note, the Modification Agreement and the Second Modification expire on September 5, 2002;

Whereas, the Borrowers and the Holder have mutually agreed to extend the terms of the Agreement, the Note, the Modification Agreement and the Second Modification;

Now, therefore, for and in consideration of the foregoing recitals, the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Amendments. The Agreement, the Note, the Modification Agreement and the Second Modification are amended as follows:

            (a) Section A of the Note is amended to read in its entirety as follows:

                  A. Unless otherwise accelerated as provided herein or in the Additional Loan Agreement, the outstanding principal balance shall be payable on December 31, 2002.

      2. Conditions Precedent. Notwithstanding any contrary provision, this document is not effective unless and until the Holder receives counterparts of this document executed by each party named on the signature page or pages of this document.

      3. Ratifications. To induce the Holder to enter into this document, the Borrowers (a) ratify and confirm all provisions of the Agreement, the Note, the Modification Agreement and the Second Modification as amended by this document, (b) ratify and confirm that all guaranties, assurances, and Liens (as defined in the Agreement, the Note, the Modification Agreement and the Second Modification) granted, conveyed, or assigned to the Holder under the Agreement, the Note, the Modification Agreement and the Second Modification (as they have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future indebtedness arising hereunder, and (c) agree to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents as the Holder may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

      4. Representations. To induce the Holder to enter into this document, the Borrowers represent and warrant to the holder that as of the date of this document (a) the Borrowers have all requisite authority and power to execute, deliver and perform their respective obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action in the case of the corporate Borrower, require no action by or filing with any governmental authority, do not violate any of the corporate Borrower's organizational documents or violate any law applicable to any of the Borrowers or any material agreement to which they or their assets are bound, (b) upon execution and delivery by all parties to it, this document will constitute the Borrowers' legal and binding obligation, enforceable against each of them in accordance with this document's terms except as that enforceability may be limited by debtor relief laws and general principles of equity, (c) all other representations and warranties in the Agreement, the Note, the Modification Agreement and the Second Modification are true and correct in all material respects except to the extent that any of them speak to a different specific date, and (d) no Default or Event of Default exists.

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      5.    Miscellaneous. Except as specifically amended and modified in this document, the Agreement, the Note, the Modification Agreement and the Second Modification are unchanged and continue in full force and effect.

      The parties hereto have caused this Extension of and Third Modification to the Additional Loan Agreement and Additional Loan Note to be duly executed as of the date first written above.

Krupp GP, Inc., a Massachusetts corporation     Krupp Government Income Trust,
                                                A Massachusetts business trust

BY: /s/ David C. Quade                          By: Berkshire Mortgage Advisors
    ---------------------------
Its: Executive Vice President                   Limited Partnership, its Advisor

                                                By: BRF Corporation, its general
     /s/ Douglas Krupp                              partner
-------------------------------
Douglas Krupp, an individual
                                                By: /s/ Ronald F. Halpern
                                                   -----------------------------
                                                   Name: Ronald F. Halpern
                                                   Title:  President
    /s/ George Krupp
-------------------------------
George Krupp, an individual